SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                JANUARY 23, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                  Commission              IRS Employer
jurisdiction                    File Number             Identification
of incorporation                                        Number

Delaware                          1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On January 23, 2000 registrant issued a press release entitled "Kellogg Brown & Root Team Will Execute Major Expansion of LNG Facility in Malaysia" pertaining, among other things, to an announcement that a Kellogg Brown & Root consortium has been awarded a U.S. $1.5 billion lump sum contract by Malaysia LNG TIGA Sdn. Bhd. to execute a major expansion of the liquefied natural gas
(LNG) complex in Bintulu, Sarawak. When complete, the complex will be the largest LNG facility in the world. The consortium consists of Kellogg Brown & Root, JGC Corporation, Sime Engineering Sdn. Bhd. of Malaysia, Kellogg (Malaysia) Sdn. Bhd. and JGC (Malaysia) Sdn. Bhd.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated January 23, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    January 24, 2000              By:  /s/ Susan S. Keith
                                          ----------------------------------
                                                Susan S. Keith
                                                Vice President and Secretary



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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 7
                           January 23, 2000
                           Incorporated by Reference






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